Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2025

AKAMAI TECHNOLOGIES LIMITED	Incorporated in the United Kingdom
AKAMAI TECHNOLOGIES GMBH	Incorporated in Germany
AKAMAI TECHNOLOGIES SARL	Incorporated in France
AKAMAI TECHNOLOGIES NETHERLANDS B.V.	Incorporated in the Netherlands
AKAMAI INTERNATIONAL B.V.	Incorporated in the Netherlands
AKAMAI TECHNOLOGIES GK	Incorporated in Japan
AKAMAI TECHNOLOGIES INDIA PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES SPAIN S.L.U	Incorporated in Spain
AKAMAI TECHNOLOGIES SINGAPORE PTE. LTD.	Incorporated in Singapore
AJ TECHNOLOGIES LTD	Incorporated in the Cayman Islands
AKAMAI (BEIJING) TECHNOLOGIES, CO. LTD.	Incorporated in the People's Republic of China
AKAMAI TECHNOLOGIES AB	Incorporated in Sweden
AKAMAI TECHNOLOGIES SOLUTIONS (INDIA) PRIVATE LTD.	Incorporated in India
AKAMAI INDIA NETWORKS PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES YUHAN HOESA	Incorporated in South Korea
AKAMAI TECHNOLOGIES S.R.L.	Incorporated in Italy
AKAMAI TECHNOLOGIES INTERNATIONAL AG	Incorporated in Switzerland
AKAMAI TECHNOLOGIES HONG KONG LIMITED	Incorporated in Hong Kong
AKAMAI TECHNOLOGIES POLAND SP. Z.O.O.	Incorporated in Poland
AKAMAI TECHNOLOGIES S.R.O.	Incorporated in the Czech Republic
AKAMAI TECNOLOGIAS E SERVICOS DO BRASIL LTDA.	Incorporated in Brazil
AKAMAI TECHNOLOGIES APJ PTE LTD.	Incorporated in Singapore
AKAMAI TECHNOLOGIES ISRAEL LIMITED	Incorporated in Israel
AKAMAI TECHNOLOGIES CANADA INC.	Incorporated in Canada
AKAMAI TECHNOLOGIES COLOMBIA S.A.S.	Incorporated in Colombia
AKAMAI TECHNOLOGIES COSTA RICA S.R.L.	Incorporated in Costa Rica
AKAMAI TEKNOLOGI HIZMETLERI LIMIITED SIRKETI	Incorporated in Turkey
AKAMAI TECHNOLOGIES IRELAND LIMITED	Incorporated in Ireland
AKAMAI TECHNOLOGIES LIMITED	Incorporated in Taiwan
AKAMAI TECHNOLOGIES MALAYSIA SDN BHD	Incorporated in Malaysia
AKAMAI TECHNOLOGIES NEW ZEALAND LIMITED	Incorporated in New Zealand
AKAMAI TECHNOLOGIES BELGIUM SRL	Incorporated in Belgium
AKAMAI TECHNOLOGIES DENMARK APS	Incorporated in Denmark
AKAMAI TECHNOLOGIES LUXEMBOURG S.A.R.L.	Incorporated in Luxembourg
AKAM MEXICO TECHNOLOGIES, S. DE R.L. DE C.V.	Incorporated in Mexico
AKAMAI TECHNOLOGIES ARGENTINA S.R.L.	Incorporated in Argentina
PT. AKAMAI TEKNOLOGI INDONESIA	Incorporated in Indonesia
AKAMAI IRELAND UNLIMITED COMPANY	Incorporated in Ireland
FERMYON TECHNOLOGIES INC.	Incorporated in Delaware
GUARDICORE LTD.	Incorporated in Israel
LINDIA LLC	Incorporated in Pennsylvania
LINODE HOSTING INDIA PRIVATE LIMITED	Incorporated in India
LINODE LIMITED LIABILITY COMPANY	Incorporated in New Jersey
AKAM INSURANCE LLC	Incorporated in Vermont
NONAME GATE LTD	Incorporated in Israel
NONAME GATE UK LIMITED	Incorporated in the United Kingdom